                                                                    EXHIBIT 3.45


              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                                       OF
                     TESORO PETROLEUM SOUTH PACIFIC COMPANY


To The Secretary of State
State of California

         Pursuant to the provisions of the California Corporations Code, the undersigned officers of the corporation hereinafter named do hereby certify as follows:

1.       The name of the corporation is: TESORO PETROLEUM SOUTH PACIFIC COMPANY

2. Article 1 of the corporation's Articles of Incorporation, which relate to the name of the corporation, is hereby amended so as to read as follows:

                        "The name of this corporation is:
                     TESORO SOUTH PACIFIC PETROLEUM COMPANY"

3. The amendment herein provided for has been approved by the corporation's Board of Directors.

4. The amendment herein provided for was approved by the required written consent of the corporation's shareholders in accordance with the provisions of
Section 902 of the California Corporations Code.

The corporation's total number of shares which were outstanding and entitled to vote or to furnish written consent with respect to the amendments herein provided for at the time of the approval thereof is 1,000,000, all of which are of one class.

The percentage vote of the number of the aforesaid outstanding shares which is required to vote or furnish written consent in favor of the amendments herein provided for is 100%.

The number of the aforesaid outstanding shares which voted or furnished a written consent in favor of the amendments herein provided for is 1,000,000, and said number exceeded the percentage of the cote or written consent required to approve the said amendments.

Signed on June 10th 1998.


                            By:    /s/ William T. Van Kleef
                               -----------------------------------
                                       William T. Van Kleef
                                     Executive Vice President


                            By:      /s/ James C. Reed, Jr.
                               --------------------------------------
                                         James C. Reed, Jr.
                               Executive Vice President and Secretary

         On this 10th day of June, 1998, in the City of San Antonio, County of Bexar in the State of Texas, each of the undersigned does hereby declare under the penalty of perjury that he signed the foregoing Certificate of Amendment of Articles of Incorporation in the official capacity set forth beneath his signature, and that the statements are set forth in said Certificate are true of his own knowledge.



                             By:    /s/ William T. Van Kleef
                                --------------------------------------
                                        William T. Van Kleef
                                      Executive Vice President



                             By:      /s/ James C. Reed, Jr.
                                --------------------------------------
                                          James C. Reed, Jr.
                                Executive Vice President and Secretary

             CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                                       OF
                        BHP PETROLEUM SOUTH PACIFIC INC.


To The Secretary of State
State of California

     Pursuant to the provisions of the California Corporations Code, the undersigned officers of the corporation hereinafter named do hereby certify as follows:

1.   The name of the corporation is: BHP PETROLEUM SOUTH PACIFIC INC.

2. Article I of the corporation's Articles of Incorporation, which relate to the name of the corporation, is hereby amended so as to read as follows:

                       "The name of this corporation is:
                    TESORO PETROLEUM SOUTH PACIFIC COMPANY"

3. The amendment herein provided for has been approved by the corporation's Board of Directors.

4. The amendment herein provided for was approved by the required written consent of the corporation's shareholders in accordance with the provisions of
Section 902 of the California Corporations Code.

The corporation's total number of shares which were outstanding and entitled to vote or to furnish written consent with respect to the amendments herein provided for at the time of the approval thereof is 1,000,000, all of which are of one class.

The percentage vote of the number of the aforesaid outstanding shares which is required to vote or furnish written consent in favor of the amendments herein provided for is 100%.

The number of the aforesaid outstanding shares which voted or furnished a written consent in favor of the amendments herein provided for is 1,000,000, and said number exceeded the percentage of the vote or written consent required to approve the said amendments.

Signed on May 29th, 1998.

                                             By: /s/ Bruce A. Smith
                                             -----------------------------------
                                                 Bruce A. Smith, Chairman of the
                                                 Board of Directors

                                             By: /s/ James C. Reed, Jr.
                                             -----------------------------------
                                              James C. Reed, Jr., Executive Vice
                                              President and Secretary

     On this 29th day of May, 1998, in the City and County of Honolulu in the State of Hawaii, each of the undersigned does hereby declare under the penalty of perjury that he signed the foregoing Certificate of Amendment of Articles of Incorporation in the official capacity set forth beneath his signature, and that the statements set forth in said Certificate are true of his own knowledge.


                                           By: /s/ BRUCE A. SMITH
                                               --------------------------------
                                               Bruce A. Smith, Chairman of the
                                               Board of Directors


                                           By: /s/ JAMES C. REED, JR.
                                               --------------------------------
                                               James C. Reed, Jr., Executive
                                               Vice President and Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION

JOSEPH A. PELLETIER and DAVID C. VAUGHAN certify that:

         1. They are the President and the Secretary, respectively, of Marlex Petroleum of American Samoa, Inc., a California corporation.

         2. Article I of the articles of incorporation of this corporation is amended to read as follows:

                  "The name of the Corporation shall be: South Pacific Resources, Inc."

         3. The foregoing amendment of articles of incorporation has been duly approved by the board of directors.

         4. The foregoing amendment of articles of incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the corporation is 100,000. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date:  March 25, 1983.


                                          /s/ Joseph A. Pelletier
                                          ------------------------------
                                          Joseph A. Pelletier, President


                                          /s/ David C. Vaughan
                                          ------------------------------
                                          David C. Vaughan, Secretary

The number of the aforesaid outstanding shares which voted or furnished a written consent in favor of the amendments herein provided for is 100,000, and said number exceeded the percentage of the vote or written consent required to approve the said amendments.

Signed on March 19, 1993.


                                          By: /s/
                                              -----------------------
                                              its Vice President

                                          By: /s/
                                              ------------------------
                                              its Assistant Secretary





         On this 19th day of March, 1993, in the City and County of Honolulu in the State of Hawaii, each of the undersigned does hereby declare under the penalty of perjury that he signed the foregoing Certificate of Amendment of Articles of Incorporation in the official capacity set forth beneath his signature, and that the statements set forth in said certificate are true of his own knowledge.


                                       /s/
                                       -------------------------------------

                                       /s/
                                       -------------------------------------

             CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

                                       OF

                         SOUTH PACIFIC RESOURCES, INC.


To The Secretary of State
State of California


     Pursuant to the provisions of the General Corporation Law of the State of California, the undersigned officers of the corporation hereinafter named do hereby certify as follows:

1.   The name of the corporation is: SOUTH PACIFIC RESOURCES, INC.

2. Article I of the corporation's Articles of Incorporation, which relate to the name of the corporation, is hereby amended so as to read as follows:

                       "The name of this corporation is:
                       BHP PETROLEUM SOUTH PACIFIC INC."

3. The amendment herein provided for has been approved by the corporation's Board of Directors.

4. The amendment herein provided for was approved by the required written consent of the corporation's shareholders in accordance with the provisions of
Section 902 of the General Corporation Law.

The corporation's total number of shares which were outstanding and entitled to vote or to furnish written consent with respect to the amendments herein provided for at the time of the approval thereof is 100,000, all of which are of one class.

The percentage vote of the number of the aforesaid outstanding shares which is required to vote or furnish written consent in favor of the amendments herein provided for is 100%.

                            ARTICLES OF INCORPORATION

                                       OF

                    MARLEX PETROLEUM OF AMERICAN SAMOA, INC.

                                       I.
         The name of this corporation is MARLEX PETROLEUM OF AMERICAN SAMOA,
INC.


                                       II.
         The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the general Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporation Code.


                                      III.
         The name and address in the State of California of this corporation's initial agent for service of process is Noel G. Conway, 666 E. Ocean Boulevard, Suite 2208, Long Beach, California 90802.

                                       IV.
This corporation is authorized to issue only one class of shares of stock and the total number of shares which this corporation is authorized to issue is one million (1,000,000).


DATED: February 27, 1981
                                             /s/ Miles R. Rosedale
                                            -----------------------------
                                                 Miles R. Rosedale


         I hereby declare that I am the person who executed the foregoing Articles of Incorporation, which execution is my act and deed.


                                             /s/ Miles R. Rosedale
                                            -----------------------------
                                                 Miles R. Rosedale

                                     - 2 -